Corporate Overview August 2026

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding our current beliefs, expectations and assumptions regarding the future of our business and our future plans and strategies, including statements about the estimated market for our product candidates, if approved; our development plans and progress; our preclinical and clinical results and other future developments, including our cash runway; and regulatory submissions, approvals and timing thereof of any of our product candidates. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) the timing of and our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) the potential addressable market sizes for product candidates. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings made with the Securities and Exchange Commission . Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward Looking Statements

3 The needs of patients with CNS disorders are devastatingly urgent. Our mission is to help patients by delivering life-altering treatments faster and more effectively than has ever been done before — and to do it again and again. PRAXIS’ MISSION

Praxis: Broad and Deep CNS Pipeline

PIPELINE SNAPSHOT


PROGRAM
Pre Clinical
PH 1
PH 2
PH 3
FILING
Cerebrum™
SMALL MOLECULE PLATFORM
Ulixacaltamide
Essential Tremor[1]
Relutrigine
SCN2A- and SCN8A-DEE[2]
Broad DEEs
Vormatrigine
Adjunctive FOS
Monotherapy FOS
PRAX-020 KCNT1
Solidus™
ASO PLATFORM
Elsunersen
Early Onset SCN2A[3]
PRAX-080 PCDH19
PRAX-090 SYNGAP1
PRAX-100 SCN2A Autism

1. Ulixacaltamide has received Breakthrough Therapy Designation (BTD)
2. Relutrigine has received BTD, Orphan Drug Designation (ODD) and Rare Pediatric Disease (RPD) designation from the FDA, and ODD from the European Medicines Agency (EMA) for the treatment of SCN2A and SCN8A-DEE and RPD designation for Dravet Syndrome
3. Elsunersen has received BTD, ODD and RPD designation from the FDA, and ODD and Priority Medicines (PRIME) designations from the EMA for the treatment of early SCN2A DEE

Note: DEE: developmental & epileptic encephalopathy, FOS: focal onset seizures

4

5 CNS Portfolio with >$20B in Peak Sales Potential Four late-stage assets. Three BTDs. Two upcoming PDUFA dates. Cash runway into 2028 ulixacaltamide Essential Tremor PDUFA January 2027 relutrigine SCN2A/8A: PDUFA December 2026, Broad DEEs vormatrigine FOS & Generalized Epilepsyelsunersen Early Onset SCN2A DEE >$10B >$5B ~$1B >$4B Portfolio Peak >$20B 2026 2027 2028 Projected Commercial Launch Timeline Praxis aims to have a portfolio of four marketed CNS products over the next two years, all with blockbuster potential

6 Pricing for Recent Approvals Reflects Significant Value to Patients Praxis portfolio poised for similar impact • High unmet-need indications with few, if any, effective treatment modalities • Significant price potential within current market analogs SKYCLARYS® omaveloxolone EVRYSDI® risdiplam SEPHIENCE® sepiapterin STRENSIQ® asfotase alfa BRINEURA® cerliponase alfa relutrigineulixacaltamide REZDIFFRA® resmetirom NUPLAZID® pimavanserin INGREZZA® valbenazine AUSTEDO® deutetrabenazine vormatrigine elsunersen Praxis Portfolio Commercial Pricing Analogs Common indications Rare indications REXULTI® brexiprazole AVLAYAH tividenofuspalfa-eknm

7 MOVEMENT DISORDERS: Ulixacaltamide for Essential Tremor

8 • An estimated 7 million people in the U.S. live with ET • Major functional impacts affecting writing, eating, drinking and social activities • High psychosocial burden (frustration, anxiety, embarrassment, isolation) • Significant proportion receive no or inadequate treatment Essential Tremor: A Major Unmet Need No ET-specific FDA-approved therapies

Patients Participating in ESSENTIAL3 had Significant Impact to Daily Activities at Baseline

Baseline TETRAS-ADL Disability Profile (Safety Population, n=698)



Writing
15%
75%
9%
Drinking
9%
81%
7%
Overall Disability
4%
92%
4%
Carrying
10%
86%
Working
5%
31%
61%
Feeding
10%
87%
Social Impact
40%
39%
17%
Dressing
9%
39%
49%
Hygiene
9%
27%
61%
Pouring
9%
89%
Using Keys
8%
38%
53%
Speaking
69%
18%
11%
0%
25%
50%
75%
100%
Proportion of Patients (%)
Normal
Full functional loss

- ESSENTIAL3 included a broad population with high functional disability - average baseline TETRAS-ADL score of ~31
- ESSENTIAL3 patients averaged 30 years since ET diagnosis, with 94% reporting worsening symptoms over the past three years

Farmer et al. AAN 2026 Plenary Presentation
TETRAS-ADL: The Essential Tremor Rating Assessment Scale – Activities of Daily Living subscale

PRAXIS 9

ESSENTIAL3: Two Positive Phase 3 Studies Supporting Breakthrough Therapy Designation, PDUFA in January 2027

The first successful Phase 3 program for a drug in Essential Tremor

Study 1: 12-week Parallel-group Design (n=432)

PRIMARY ENDPOINT
mADL11 CFB TO DAY 56


ULIXACALTAMIDE
(n=199)
PLACEBO
(n=233)
-4.3
-1.7

p= <0.0001

- Effect as early as 2 weeks, maintained for 12-weeks
- Benefit for patients on background propranolol and other ET medications, with or without intention tremor and with or without family history of ET

Study 2: Blinded Stable Responder, Randomized Withdrawal Design (n=80)

PRIMARY ENDPOINT
% MAINTAIN RESPONSE


ULIXACALTAMIDE
(n=40)
PLACEBO
(n=40)
55%
33%

p=0.037
OR=2.7 (1.06-6.92)

- Demonstrates maintenance of benefit
- Validates durability and robustness of response
- Reinforces functional benefit observed in Study 1

- Once-daily ulixacaltamide was generally well tolerated across studies, with no drug-related SAEs
- Most TEAEs occurred during titration, were mild to moderate and resolved
- CNS AEs occurred early in treatment and resolved quickly

Modified intent-to-treat population, defined as all randomized participants who received ≥1 dose of study drug and had ≥1 post-baseline efficacy assessment
CFB: change from baseline, mADL11: modified ADL 11-item score, OR: odds ratio, SAE: serious adverse event, TEAE: treatment emergent adverse event
Shtilbans et al. AAN 2026 Poster Presentation; Farmer et al. AAN 2026 Plenary Presentation

PRAXIS 10

11 Rapid, Durable, and Consistent Effects Observed in Both Study 1 and Study 2 Across Multiple Endpoints Intention-to-treat population *LS Means; (+/- 95% CI) Shtilbans et al. AAN 2026 Poster Presentation PGI-C: Patient Global Impression of Change; CGI-S: Clinical Global Impression of Severity 0 -2 -4 -6 Baseline Day 14 Day 28 Day 49 Day 56 TETRAS-ADL Change from Baseline* Study 1 Placebo Study 1 Ulixa Study 2 Ulixa PGI-C Day 56 Day 84 60 40 20 0 CGI-S Day 56 Day 84 60 40 20 0 % R es po nd er s % Responders across Patient-Reported (PGI-C) and Clinician- Assessed (CGI-S) Outcomes Study 1 Placebo Study 1 Ulixa Study 2 Ulixa % R es po nd er s

12 Benefit Maintained Across Increasingly Stringent Response Thresholds in Studies 1 and 2 *Treatment difference: p-value < 0.01 at all responder thresholds (logistic regression) Intention-to-treat population for the combined Study 1 and 2 populations for ulixacaltamide patients Shtilbans et al. AAN 2026 Poster Presentation 0% 20% 40% 60% >= 2 pts >= 4 pts >= 6 pts >= 8 pts >= 10 pts >= 12 pts TE TR AS -A DL Im pr ov em en t T hr es ho ld % Participants Achieving Each ADL Improvement Level at Day 56*

13 Building the team: Commercial leadership in place, Field force build-out on-track for launch Engaging ET physicians with "ESSENTIAL to me” disease awareness campaign launched at the American Academy of Neurology (ANN) conference Building medical community awareness about the profile of ulixacaltamide as a potential therapy for their ET patients Establishing a distribution network, engaging in market access preparation and building inventory Building Commercial Capabilities for Unprecedented Ulixacaltamide Launch in Early 2027

Physicians Validate Ulixacaltamide's Profile Across Key Dimensions
Findings from HCP Observational Study Conducted in March 2026 surveyed **>2,300** US Physicians *representing* **>43,000** ET Patients*

Meaningfulness of endpoint
- Physicians view ADL improvement as highly meaningful in ET, supporting mADL11 as a clinically relevant primary endpoint

Compelling efficacy in ESSENTIAL3
- mADL11 results land strongly with physicians as a clear functional benefit
- Rapid onset and sustained response are seen as highly impactful

Breadth of benefit
- Secondary endpoints show consistency across clinician and patient reported measures
- Consistent efficacy across patient subgroups is viewed as supportive of broad, profile-agnostic use in ET

Favorable tolerability
- Tolerability and safety profile seen as favorable

Results reinforce peak potential of >$10B in the US for ulixacaltamide

Source: HCP observational quant study, March 2026. Findings reflect physician perceptions of investigational data; not promotional
* Confirmed with active claims, linked to MD NPI: Medical Doctor National Provider Identifier

PRAXIS 14

15 65% Had seen a Physician in the last 12 Months 1,294 Total Patient Responses Matching the Needs of Patients with Ulixacaltamide Patient Survey Overview – Everyday Moments Most Impacted by Essential Tremor 210 (16%) 289 (22%) 416 (32%) 481 (37%) 601 (46%) 792 (61%) 946 (73%) 988 (76%) 1114 (86%) 0 250 500 750 1000 1250 Speaking Dressing Using Keys Grooming Household/Hobbies Technology Drinking (cup) Eating (spoon) Writing Respondents Source: Praxis data on file, ET patient observational study, March/April 2026 Impacted activities match benefits observed in the ESSENTIAL3 program Most Impacted Everyday Moments Mean Daily Functional Impact: 5 No impact Extreme impact 1 7

16 DEVELOPMENTAL & EPILEPTIC ENCEPHALOPATHIES (DEEs): Relutrigine Elsunersen

Relutrigine: Potential for Class Leading Efficacy and Tolerability

Relutrigine

Small molecule functional state modulator

No titration required

Once daily dosing

Liquid formulation - oral or G/J tube administration

Precision Mechanism:

Superior selectivity for hyperactive Na_V channels, a known driver of seizure activity across DEEs

Clinical Profile:

- In EMBOLD study, demonstrated robust seizure reduction and unprecedented seizure-free periods over 28-day intervals
- Generally well-tolerated with mostly mild to moderate AEs, no drug-related SAEs and no dose reductions required

Regulatory Designations:

- FDA: Orphan Drug, Rare Pediatric Disease Designations for SCN2A DEE, SCN8A DEE, and Dravet syndrome, plus Breakthrough Therapy
- EMA: Orphan Drug Designations for SCN2A DEE and SCN8A DEE
- NDA accepted, granted priority review, December 27, 2026 PDUFA target action date

AE: adverse event, DEE: developmental & epileptic encephalopathy, Na_V: voltage-gated sodium channel, SAE: serious adverse event

PRAXIS 17

18 OLE: open label extension Kamireddy et al AES 2025 EMBOLD Study: Disease-Modifying Results in SCN2A/8A DEEs Study stopped early at interim analysis; NDA accepted with PDUFA December 27, 2026 • >80% of patients were on stable doses of sodium channel blockers at baseline • AEs were mostly mild to moderate • No drug-related SAEs • No dose reduction of relutrigine required MARKED IMPROVEMENT IN DISEASE MODIFYING DOMAINS 78% 67% 78% 35% 78% 53% 78% 27% 0% 20% 40% 60% 80% Seizure Severity and Intensity Communication Alertness Disruptive Behavior Clinician Caregiver SEIZURE REDUCTION OVER TIME ON RELUTRIGINE COHORTS 1 and 2, COHORT 1 OLE PROPORTION OF PATIENTS IMPROVING BY DOMAINMonths of Exposure

Relutrigine Sodium Channel MOA Targets Phenotypic DEEs with Applicability Beyond SCN2A/8A EMBOLD Population

Current US DEE market is over 200,000 patients and growing as population ages

- Seizure-activity in DEEs, independent of etiology, requires participation of sodium channels
- Relutrigine's mechanism of action targets hyperactive Na_V channels addressing the neuronal hyperexcitability driving seizures
- By targeting a common pathway implicated in DEE symptomology, relutrigine has the potential to be applicable across a broad range of DEEs

MOST SEIZURE ETIOLOGIES CONVERGE AT SODIUM CHANNELS*


SEIZURE DRIVER
UPSTREAM
DOWNSTREAM
MECP2
KCNC1
SYNGAP1
PCDH19
CDKL5
KCNH1
TSC
HCN1
KCNQ2
KCNA1
Sodium channels
Relutrigine

DEE: developmental & epileptic encephalopathy, TSC: tuberous sclerosis complex
*Illustrative etiologies, not limited by examples shown

PRAXIS 19

EMERALD Study Targets Phenotypic DEEs, Regardless of Etiology

Topline readout expected Q4 2026


DOUBLE-BLIND TREATMENT PERIOD
16 WEEKS
1:1
Randomization
N ~200
>50 distinct genetically defined pathological etiologies
Relutrigine
1 mg/kg/day
Placebo
OLE

Primary Endpoint:

Change from baseline in monthly motor seizure frequency

Key Inclusion Criteria

- Ages ≥2 and ≤65 years
- Has a documented diagnosis of a developmental and epileptic encephalopathy in childhood
- Has 4 or more countable motor seizures during the 28-day observation period
- Taking no more than 2 sodium channel blockers; no restriction on # of other antiseizure medications for inclusion criteria

Treatment

- Relutrigine or matching placebo 1mg/kg/day. At day 35, the dose may be escalated to 1.5 mg/kg/day

ClinicalTrials.gov Identifier: NCT07010471
Kamireddy et al IEC 2025

EMERALD PRAXIS 20

21 Mechanistic Precision: • Selective targeting of SCN2A gain-of-function mutations, a key driver of early onset, severe seizure activity • ASO-mediated degradation of SCN2A mRNA reduces NaV1.2 hyperactivity, normalizing neuronal excitability Clinical Profile: • Significant reduction in seizures achieved in patients with early onset SCN2A • No adverse events were considered treatment-emergent or serious Regulatory Designations: • FDA: ODD, BTD and Rare Pediatric Disease designation • EMA: ODD and PRIME designation Elsunersen: First-in-Class ASO for Early Onset SCN2A DEE Awarded Breakthrough Therapy Designation in 2026 ELSUNERSEN Antisense oligonucleotide (ASO) Intrathecal administration Once every 4 weeks Designed for selective SCN2A mRNA reduction DEE=developmental & epileptic encephalopathy,, PRIME= Priority Medicines

EMBRAVE Part A Topline Results Show Marked Seizure Reduction, with Disease-Modifying Benefit

AGED 2-12 YEARS

3:1 Randomization

N = 9

Elsunersen 1 mg IT every 4 weeks for 24 weeks

Sham procedure every 4 weeks for 24 weeks

OPEN LABEL EXTENSION

Elsunersen

Starting dose of 1 mg with optional dose escalation up to 8 mg based on individual tolerability at each dose

77% PRIMARY ENDPOINT

Placebo-adjusted seizure reduction from baseline

p=0.015

71%

Achieved >50% seizure reduction by period 6, with sustained benefit in OLE up to 1 year

57%

Had at least one 28-day period of seizure freedom

100%

All elsunersen-treated patients showed broad functional improvements including sleep, motor function, muscle tone and attention

- Safety findings consistent with EMBRAVE Part 1
- No drug-related SAEs
- No discontinuations
- No neuroinflammation signals at doses up to 8 mg
- Most TEAEs mild to moderate

ClinicalTrials.gov Identifier: NCT05737784
Praxis data on file

EMBRAVE PRAXIS 22

The Pivotal EMBRAVE3 Trial is Currently Enrolling

EMBRAVE3 - STUDY DESIGN

Observation Period → **Elsunersen** (n=30) 1 mg Q4W for 24 weeks → **Open Label Extension**

Expected to serve as registrational trial for NDA filing

Key Inclusion Criteria

- Documented early onset SCN2A variant with seizures prior to 3 months of age
- Between the ages of 0 to ≤18 years at Screening (ages 2-18 go to Cohort 1, 1-2 to Cohort 2, 0-1 to Cohort 3)
- Seizure frequency of 4 or more countable motor seizures per 28-day during baseline

Primary Endpoint

- Median percent change in monthly motor seizure frequency from baseline

ClinicalTrials.gov Identifier: NCT07019922

EMBRAVE3 PRAXIS 23

24 COMMON EPILEPSY: Vormatrigine

Vormatrigine: Best-in-Disease Sodium Channel Modulator

Epilepsy is a chronic neurological disorder that affects all age groups, causing life-threatening seizures

- An estimated **3 million** patients live with epilepsy
- ~35% of patients change medications annually
- 63% require two or more medications[1]
- Treatments are needed which are:
  - Fast acting
  - Durable
  - Better tolerability
  - Compatible with complex regimens

Vormatrigine poised to rapidly transform the epilepsy landscape

Superior Efficacy

- Best-in-disease efficacy in the RADIANT study
- Broad applicability across FOS and generalized epilepsy
- Sustained long-term effect

Ease of Administration

- Once daily dose, fast acting
- No need to be taken with food or require dietary changes

Ideal Tolerability and Limited DDIs

- Favorable safety profile
- Minimal drug-drug interaction risk with common ASMs

Kahlig et al AAN 2023; Patel et al AAN 2024; Hansen et al IEC 2025; Hansen et al AES 2025
[1]Praxis Claims Analysis on File 2024. FOS patient cohort (n = 440k); Gazdag et al AES 2026
ASM: Anti-seizure medication

PRAXIS 25

26 MEDIAN % REDUCTION IN FOS (Weeks 1-16) RADIANT Phase 2 Study Showed Disease-leading Efficacy Hansen et al AES 2025 RADIANT RESULTS DISEASE IMPACTING CRITERIA • Rapid response after only 1 week of dosing • Median reduction maintained at 100% after 10 weeks • Generalized epilepsy patients had similar benefit of FOS patients Speed and durability of response • Patients were on an average of 2.1 ASMs • >30% of patients on best approved drug (cenobamate) Efficacy with other ASMs • 11% of patients were seizure free within the treatment period • Over 30% were seizure free for any 28-day period Seizure freedom • Lowest rate of TEAEs and CNS AEs with modern ASMs • Most AEs were mild to moderate and transient Safety & tolerability

Vormatrigine ENERGY Program: Developing for Broad, Foundational Use

PATH TO ADJUNCTIVE, 3rd LINE+ PATIENTS

POWER2 – Ph3

Reinitiating in 4Q26

- Testing vormatrigine at multiple strengths

PATH TO MONOTHERAPY, 1st LINE PATIENTS

POWER3 – Ph3

Finalizing Design to initiate in 4Q26

- Single-agent, first-line use

ADDRESSABLE FOS PATIENTS


1 million
3rd line (+)
>3 million
1st line (+)

PRAXIS 27

Long, Multi-layered and Strong IP Position Across the Clinical Portfolio ulixacaltamide
relutrigine
US Current Exclusivity[1]
vormatrigine
elsunersen
2039
2042
2046
ulixacaltamide
US Potential Exclusivity[2]
relutrigine
vormatrigine
elsunersen

1. Based on US Patent Nos. 11,649,207; 11,427,540; 12,077,502; 12,528,772; 11,014,931; 12,325,711; 12,582,652; 12,552,797; 11,866,439; 11,731,976; 11,731,978; 12,227,746; and 12,618,072
2. Based on issuing of US App Nos. 17/975,457; 18/834,466; 19/312,146; and others
3. Does not reflect any potential patent term extension

PRAXIS 28

Two Platforms Enabling Repeatable CNS Innovation

Cerebrum™

SMALL MOLECULE PLATFORM

Cerebrum™ utilizes deep understanding of neuronal excitability and neuronal networks and applies a series of computational and experimental tools to develop orally available precision therapies

MOLECULE	INDICATION	MECHANISM
ulixacaltamide	Essential Tremor[1]	Selective T-type calcium channel modulator
vormatrigine	FOS & Generalized Epilepsy	Sodium channel functional state modulator for broad use
relutrigine[2]	Broad DEEs	Sodium channel functional state modulator for phenotypic DEEs
PRAX-020	KCNT1	KCNT1 specific inhibitor
PRAX-050	Movement Disorders	Not disclosed

Solidus™

ANTISENSE OLIGONUCLEOTIDE (ASO) PLATFORM

Solidus™ is an efficient, targeted precision medicine discovery and development engine for ASOs anchored on proprietary, computational methodology

MOLECULE	INDICATION	MECHANISM
elsunersen[3]	Early onset SCN2A	Gapmer ASO
PRAX-080	PCDH19	Gapmer ASO
PRAX-090	SYNGAP1	Splice switching ASO
PRAX-100	SCN2A Autism	Undisclosed mechanism ASO

1 Ulixacaltamide has received Breakthrough Therapy Designation (BTD)
2 Relutrigine has received BTD, Orphan Drug Designation (ODD) and Rare Pediatric Disease (RPD) designation from the FDA, and ODD from the European Medicines Agency (EMA) for the treatment of SCN2A and SCN8A-DEE and RPD designation for Dravet Syndrome
3 Elsunersen has received BTD, ODD and RPD designation from the FDA, and ODD and Priority Medicines (PRIME) designations from the EMA for the treatment of early SCN2A DEE

Note: DEE: developmental & epileptic encephalopathy, FOS: focal onset seizures

PRAXIS 29

®